UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 10, 2006

BREITBURN ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

General

As previously reported in a Form 8-K filed on October 10, 2006 with the Securities and Exchange Commission, BreitBurn Energy Partners L.P. (the “Partnership”) entered into an underwriting agreement on October 3, 2006 (the “Underwriting Agreement”) with BreitBurn GP, LLC, the general partner of the Partnership (the “General Partner”), BreitBurn Energy Company L.P. (“BreitBurn Energy”), and RBC Capital Markets Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., and Canaccord Adams Inc., (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 6,000,000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $18.50 per Common Unit ($17.205 per Common Unit, net of underwriting discounts).

The transactions contemplated by the Underwriting Agreement were consummated on October 10, 2006. The proceeds (net of underwriting discounts) received by the Partnership (before expenses) were approximately $103.2 million. As described in the Prospectus (as defined below), the Partnership will use the net proceeds of the offering to: (i) pay transaction costs estimated to be $3.5 million; (ii) repay $36.5 million of outstanding indebtedness and (iii) make a distribution of $63.2 million to Provident Energy Trust (“Provident”) and BreitBurn Energy Corporation (“BEC”).

Credit Agreement

The description of the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Credit Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Omnibus Agreement

On October 10, 2006, in connection with the Offering, Provident, Pro GP Corp. (“Pro GP”), BreitBurn Energy, the General Partner and the Partnership entered into an omnibus agreement (the “Omnibus Agreement”). As more fully described in the Partnership’s final prospectus (the “Prospectus”) dated October 4, 2006 (File No. 333-134049) and filed on October 5, 2006 with the Securities and Exchange Commission (the “Commission) pursuant to Rule 424(b)(4) under the Securities Act of 1933 (the “Securities Act”), the Omnibus Agreement addresses the following matters:

•                  the agreement of Provident to provide the Partnership with a right of first offer with respect to the sale by Provident and its affiliates of any of their upstream oil and gas properties in the United States;

•                  the agreement that the Partnership will have a preferential right over Provident to acquire any third party upstream oil and gas properties in the United States, including third party midstream or downstream assets provided that related upstream oil and gas properties located in the United States constitute the predominant part of the assets included in the business opportunity;

•                  the agreement that Provident will have a preferential right to acquire any third party midstream or downstream assets located in the United States, including third party upstream oil and gas properties located in the United States, provided that related midstream or downstream assets located in the United States constitute the predominant portion of the asset included within the business opportunity, or upstream oil and gas properties or midstream or downstream assets located outside the United States.

A copy of the Omnibus Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Administrative Services Agreement

On October 10, 2006, the General Partner, the Partnership, BreitBurn Operating L.P. (“OLP”) and BreitBurn Management Company, LLC (“BreitBurn Management”) entered into an administrative services agreement (the “Administrative Services Agreement”). As more fully discussed in the Prospectus, under the Administrative Services Agreement, BreitBurn Management will, as directed by the General Partner, provide all personnel and any facilities, goods and equipment not otherwise provided, which are necessary to perform Services (as defined under the Administrative Services Agreement) that the General Partner determines may be reasonable and necessary to operate the Business (as defined in the Administrative Services Agreement). In addition, BreitBurn Management will provide all employees as may be reasonable and necessary to perform the Services.

A copy of the Administrative Services Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Adoption Agreement

On October 10, 2006, BreitBurn Energy and BreitBurn Management entered in an adoption agreement (the “Adoption Agreement”). Pursuant to the Adoption Agreement, BreitBurn Management assumed the obligations of BreitBurn Energy under the following:

•                  BreitBurn Energy Company L.P. Unit Appreciation Plan for Officers and Key Individuals;

•                  BreitBurn Energy Company L.P. Long Term Incentive Plan; and

•                  BreitBurn Energy Company L.P. Unit Appreciation Plan for Employees and Consultants.

In addition, BreitBurn Management assumed the obligations of BreitBurn Energy under the Employment Agreement with James G. Jackson, dated July 7, 2006 (“Original Jackson Agreement”), and also became a party to the Amended and Restated Employment Agreement with Randall H. Breitenbach, the Amended and Restated Employment Agreement of Halbert S. Washburn and the Amendment to the Original Jackson Agreement.

A copy of the Adoption Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 1.01 by reference.

BreitBurn Energy Partners L.P. 2006 Long-Term Incentive Plan

On October 10, 2006, the BreitBurn Energy Partners L.P. 2006 Long-Term Incentive Plan (the “LTIP”) became effective for employees, consultants and directors of the General Partner and affiliates of the Partnership who perform services for the Partnership. As more fully described in the Prospectus, the LTIP consists of the following components: options, restricted units, phantom units, unit appreciation rights, other unit-based awards and unit awards. The LTIP limits the number of Common Units that may be delivered pursuant to vested awards to 10% of the outstanding Common Units on the effective date of the initial pubic offering of the Common Units. Common Units withheld to satisfy exercise prices or tax withholding obligations are available for delivery pursuant to other awards. The LTIP will be administered by the board of directors of the General Partner or the compensation committee thereof, referred to as the plan administrator.

The plan administrator may terminate or amend the LTIP at any time with respect to any units for which a grant has not yet been made. The plan administrator also has the right to alter or amend the LTIP or any part of the LTIP from time to time, including increasing the number of units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. The LTIP will expire on the earlier of (i) the date terminated by the plan administrator or (ii) when units are no longer available under the plan for grants.

A copy of the LTIP was filed as Exhibit 10.5 to Amendment No. 3 to Form S-1 (File No. 333-134049) for the Partnership filed on September 19, 2006 and is incorporated herein by reference.

Employment Agreements

Amended and Restated Employment Agreement of Halbert S. Washburn

On October 10, 2006, Pro GP, BreitBurn Management, the General Partner and Halbert S. Washburn entered into an amended and restated employment agreement (the “Washburn Amended Employment Agreement”). Pursuant to the Washburn Amended Employment Agreement, Mr. Washburn will serve as Co-Chief Executive Officer of the General Partner. The Washburn Amended Employment Agreement provides that Mr. Washburn will have powers and duties and responsibilities that are customary to his position and that are assigned to him in connection with his general management and supervision of the operations of the General Partner. He will report only to the board of directors of the General Partner.

Unless earlier terminated, the Washburn Amended Employment Agreement has a term ending on December 31, 2008. The Washburn Amended Employment Agreement includes a confidentiality provision, is subject to noncompetition provisions and may be terminated earlier pursuant to the terms of the Washburn Amended Employment Agreement. The Washburn Amended Employment Agreement provides for an annual base salary of $275,000, subject to increases on an annual basis. In addition, Mr. Washburn is eligible to receive an annual cash bonus based on the short-term incentive plan. Mr. Washburn will receive a Phantom Option on the terms and conditions set forth in the Washburn Amended Employment Agreement.

The Washburn Amended Employment Agreement may be terminated at any time by either party with proper notice. If Mr. Washburn’s employment is terminated without cause or due to the General Partner’s breach of the Washburn Amended Employment Agreement or is constructively terminated, then the General Partner will pay, among other things, Mr. Washburn the Accrued Obligations (as defined in the Washburn Amended Employment Agreement) and will provide any Other Benefits (as defined in the Washburn Amended Employment Agreement) which have accrued during the employment period.

A copy of the Washburn Amended Employment Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated to this Item 1.01 by reference.

Amended and Restated Employment Agreement of Randall H. Breitenbach

On October 10, 2006, Pro GP, BreitBurn Management, the General Partner and Randall H. Breitenbach entered into an amended and restated employment agreement (the “Breitenbach Amended Employment Agreement”). Pursuant to the Breitenbach Amended Employment Agreement, Mr. Breitenbach will serve as Co-Chief Executive Officer of the General Partner. The Breitenbach Amended Employment Agreement provides that Mr. Breitenbach will have powers and duties and responsibilities that are customary to his position and that are assigned to him in connection with his general management and supervision of the operations of the General Partner. He will report only to the board of directors of the General Partner.

Unless earlier terminated, the Breitenbach Amended Employment Agreement has a term ending on December 31, 2008. The Breitenbach Amended Employment Agreement includes a confidentiality provision, is subject to noncompetition provisions and may be terminated earlier pursuant to the terms of the Breitenbach Amended Employment Agreement. The Breitenbach Amended Employment Agreement provides for an annual base salary of $275,000, subject to increases on an annual basis. In addition, Mr. Breitenbach is eligible to receive an annual cash bonus based on the short-term incentive plan. Mr. Breitenbach will receive a Phantom Option on the terms and conditions set forth in the Breitenbach Amended Employment Agreement.

The Breitenbach Amended Employment Agreement may be terminated at any time by either party with proper notice. If Mr. Breitenbach’s employment is terminated without cause or due to the General Partner’s breach of the Breitenbach Amended Employment Agreement or is constructively terminated, then the General Partner will pay, among other things, Mr. Breitenbach the Accrued Obligations (as defined in the Breitenbach Amended Employment Agreement) and will provide any Other Benefits (as defined in the Breitenbach Amended Employment Agreement) which have accrued during the employment period.

A copy of the Breitenbach Amended Employment Agreement is filed as Exhibit 10.7 to this Form 8-K and is incorporated to this Item 1.01 by reference.

Amendment to Employment Agreement of James G. Jackson

On October 10, 2006, BreitBurn Management, Pro GP, the General Partner and James G. Jackson amended and adopted the employment agreement of James G. Jackson (the “Jackson Amended Employment Agreement”), dated July 7, 2006, among BreitBurn Energy and Mr. Jackson .. Under the Jackson Amended Employment Agreement, the outstanding Performance Trust Units (as defined in the Jackson Amended Employment Agreement) granted under the BreitBurn Energy Company L.P. Long Term Incentive Plan automatically, and without any other action required to be taken, converted on a 50/50 basis into (i) restricted phantom Common Units and (ii) restricted phantom BreitBurn Energy units. In addition, under the Jackson Amended Employment Agreement, Mr. Jackson will serve as Chief Financial Officer of each of the following entities: BreitBurn Energy, Pro GP, the General Partner and BreitBurn Management.

A copy of the Jackson Employment Agreement is filed as Exhibit 10.8 to this Form 8-K and is incorporated to this Item 1.01 by reference.

ITEM 2.01.            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Contribution Agreement

As described in the prospectus, on October 10, 2006, Pro GP, Pro LP Corp., BEC, BreitBurn Energy, BreitBurn Management, the General Partner, the Partnership, BreitBurn Operating GP, LLC (“OGP”) and OLP entered into a Contribution Conveyance and Assumption Agreement (the “Contribution Agreement”). Immediately prior to the closing of the offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•                  BreitBurn Energy conveyed to OLP its interests in the Partnership properties as described in the prospectus  and OLP assumed $36.5 million of indebtedness;

•                  BreitBurn Energy distributed its interest in OGP and its limited partner interest in OLP to Pro GP, Pro LP and BEC in proportion to their ownership interests in BreitBurn Energy;

•                  Pro GP, Pro LP and BEC conveyed a 0.01%, 1.90% and 0.09%, respectively, interest in OLP to the General Partner in exchange for a 0.40%, 95.15% and 4.45%, respectively, member interest (the “Interests”) in the General Partner;

•                  The General Partner conveyed the Interests to the Partnership in exchange for a continuation of its 2% general partner interest in the Partnership; and

•                  Pro GP, Pro LP and BEC conveyed their remaining interests in OLP and OGP to the Partnership in exchange for (a) 15,975,758 Common Units representing limited partner interests, with a 71.24% interest in the Partnership, and (b) the right to receive $63.2 million to reimburse them for certain capital expenditures made directly by them or through BreitBurn Energy.

A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 2.01 by reference.

ITEM 2.03.            CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 10, 2006, OLP entered into $400.0 million revolving credit facility, with an initial borrowing base of $90.0 million, with Wells Fargo Bank, National Association, as both administrative agent, lead arranger, and issuing lender, and a syndicate of banks (the “Credit Agreement”). The Credit Agreement is guaranteed by the Partnership and its operating subsidiaries. The Credit Agreement may be used (i) to refinance a portion of BreitBurn Energy’s indebtedness, (ii) for standby letters of credit to the sub-facility amount of $5.0 million, (iii) for working capital purposes, (iv) for general company purposes, and (v) for certified permitted acquisitions enumerated by the Credit Agreement. The Credit Agreement matures in September 2010.

The Credit Agreement permits the Partnership to prepay all loans under the Credit Agreement at any time without premium or penalty (other than customary LIBOR breakage costs). Borrowings under the Credit Agreement bear interest equal to the lesser of:

•                  the LIBOR or the Base Rate, as the case may be, plus the Applicable Margin (LIBOR, Base Rate and Applicable Margin are each defined in the Credit Agreement); or

•                  the Highest Lawful Rate (as defined in the Credit Agreement).

The Partnership’s ability to borrow amounts under the revolving Credit Agreement is subject to satisfaction of certain customary conditions precedent to revolving loans and compliance with terms and conditions included in the Credit Agreement.

The Credit Agreement requires the Partnership to maintain leverage, current and interest coverage ratios. The leverage ratio covenant requires the Partnership to maintain, as of the last day of each fiscal quarter, on a last twelve month basis, of not more than 3.50 to 1.00. In addition, the credit facility requires the Partnership to maintain a current ratio as of the last day of each quarter, of not less than 1.10 to 1.00. Furthermore, the Partnership is required to maintain an interest coverage ratio (defined as the ratio of EBITDA to consolidated interest expense) as of the last day of each quarter, of not less than 2.75 to 1.00.

A copy of the Credit Agreement is filed as Exhibit 10.1 to this report and is incorporated in this Item 2.03 by reference.

ITEM 3.02.            Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance by the Partnership on October 10, 2006 in connection with the consummation of the transactions contemplated by the Contribution Agreement of an aggregate of 15,975,758 Common Units to Pro GP, Pro LP and BEC is incorporated herein by reference. The foregoing transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2).

ITEM 5.02.            Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers

On October 10, 2006, Messrs. Greg L. Armstrong, Grant D. Billing, John R. Butler, Jr. and Gregory J. Moroney became members of the board of directors of BreitBurn GP, LLC, the general partner of the Partnership, effective upon consummation of the Partnership’s initial public offering. Messrs. Armstrong, Butler and Weiss have been elected to the audit committee of BreitBurn GP, LLC.

Mr. Armstrong, age 48,  is the Chairman of the Board of Directors and Chief Executive Officer of Plains All American GP LLC, a position he has held since 1998. Mr. Armstrong has been with Plains All American and its predecessor organizations since 1981. Mr. Armstrong has a B.S. degree in Accounting and Management from Southeastern Oklahoma State University and is a Certified Public Accountant.

Mr. Billing, age 55, is a director of Provident Energy Trust and BreitBurn Energy Company L.P., a position he has held since 2003 and September 2006, respectively. In addition, Mr. Billing has served as the Chairman and a director of Superior Plus Inc. since 1994 and in July 2006 he was appointed to be the Chief Executive Officer. Mr. Billing is a prior President and Chief Executive Officer of Norcen Energy Resources Ltd. Mr. Billing is also currently a director of Capitol Energy Resources Ltd. Mr. Billing has a BSC in Computer Science from the University of Calgary and is a Chartered Accountant.

Mr. Butler, age 67, has been Chairman of J.R. Butler and Company since 1976. Mr. Butler is currently a director of Anadarko Petroleum Corporation, a position he has held since 1996. In addition, Mr. Butler was Chairman and Chief Executive Officer of GeoQuest International Holdings, Inc., Senior Chairman of Petroleum Information Corp. and Vice Chairman of Petroleum Information/Dwights, L.L.C. until 1997. He was also Chairman of the Society of Exploration Geophysicists Foundation until December 2001. Mr. Butler has a B.S. in Chemical Engineering from Stanford University.

Mr. Moroney, age 55, is a director of BreitBurn Energy Company L.P., a position he has held since June 2004. Currently, Mr. Moroney is the Managing Member and Owner of Energy Capital Advisors, LLC, a position he has held since January 2003. Mr. Moroney is also a Senior Financial Consultant for Ammonite Resources LLC, a position he has held since June 2005. Mr. Moroney served as Managing Director for Deutsche Bank Securities Inc. from 1993 to December 2002. Prior to this, Mr. Moroney was with Citicorp/Citibank from 1977 to 1993 in Calgary, Toronto and New York. Mr. Moroney has a B.A. from Yale University.

There is no arrangement or understanding between Messrs. Armstrong, Billing, Butler or Moroney and any other persons pursuant to which they were selected as directors. There are no relationships between Messrs. Armstrong, Billing, Butler and Moroney and the General Partner and the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

ITEM 5.03.            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On October 10, 2006 the Partnership amended and restated its Agreement of Limited Partnership (the “First Amended and Restated Partnership Agreement”) in connection with the closing of the offering. A description of the First Amended and Restated Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated in this Item 5.03 by reference.

A copy of the First Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 5.03 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

3.1	First Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P.
10.1	Credit Agreement, dated October 10, 2006, between BreitBurn Operating L.P., as borrower, and Wells Fargo Bank, National Association, as administrative agent
10.2

Contribution, Conveyance and Assumption Agreement, dated as of October 10, 2006, by and among Pro GP Corp., Pro LP Corp., BreitBurn Energy Corporation, BreitBurn Energy Company L.P., BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P., BreitBurn Operating GP, LLC and BreitBurn Operating L.P.

10.3	Omnibus Agreement, dated as of October 10, 2006, by and among Provident Energy Trust, Pro GP Corp., BreitBurn Energy Company L.P., BreitBurn GP, LLC and BreitBurn Energy Partners L.P.
10.4	Administrative Services Agreement, dated as of October 10, 2006, by and among BreitBurn GP, LLC, BreitBurn Energy Partners L.P., BreitBurn Operating L.P. and BreitBurn Management Company, LLC
10.5	Adoption Agreement, dated as of October 10, 2006, between BreitBurn Energy Company L.P. and BreitBurn Management Company, LLC
10.6

BreitBurn Energy Partners L.P. 2006 Long-Term Incentive Plan effective as of October 10, 2006 (incorporated herein by reference to Exhibit 10.5 to Amendment No. 3 to Form S-1 (File No. 333-134049) for BreitBurn Energy Partners L.P. filed on September 19, 2006).

10.7	Amended and Restated Employment Agreement of Halbert S. Washburn, dated as of October 10, 2006
10.8	Amended and Restated Employment Agreement of Randall H. Breitenbach, dated as of October 10, 2006
10.9	Amendment to the Employment Agreement of James G. Jackson, dated as of October 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

	By:	/s/ HALBERT S. WASHBURN
Halbert S. Washburn
Co-Chief Executive Officer and Director

Dated: October 16, 2006

EXHIBIT INDEX

3.1	First Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P.
10.1	Credit Agreement, dated October 10, 2006, between BreitBurn Operating L.P., as borrower, and Wells Fargo Bank, National Association, as administrative agent
10.2

Contribution, Conveyance and Assumption Agreement, dated as of October 10, 2006, by and among Pro GP Corp., Pro LP Corp., BreitBurn Energy Corporation, BreitBurn Energy Company L.P., BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P., BreitBurn Operating GP, LLC and BreitBurn Operating L.P.

10.3	Omnibus Agreement, dated as of October 10, 2006, by and among Provident Energy Trust, Pro GP Corp., BreitBurn Energy Company L.P., BreitBurn GP, LLC and BreitBurn Energy Partners L.P.
10.4	Administrative Services Agreement, dated as of October 10, 2006, by and among BreitBurn GP, LLC, BreitBurn Energy Partners L.P., BreitBurn Operating L.P. and BreitBurn Management Company, LLC
10.5	Adoption Agreement, dated as of October 10, 2006, between BreitBurn Energy Company L.P. and BreitBurn Management Company, LLC
10.6

BreitBurn Energy Partners L.P. 2006 Long-Term Incentive Plan effective as of October 10, 2006 (incorporated herein by reference to Exhibit 10.5 to Amendment No. 3 to Form S-1 (File No. 333-134049) for BreitBurn Energy Partners L.P. filed on September 19, 2006).

10.7	Amended and Restated Employment Agreement of Halbert S. Washburn, dated as of October 10, 2006
10.8	Amended and Restated Employment Agreement of Randall H. Breitenbach, dated as of October 10, 2006
10.9	Amendment to the Employment Agreement of James G. Jackson, dated as of October 10, 2006